                                                                October 31, 1995

Dear Shareholder:

     After an upbeat second quarter, the Philippine stock market turned in a weak performance in the third quarter of 1995. The Philippine Stock Exchange
(PSE) composite index slid 6.68% in dollar terms due to concerns over rises in inflation and interest rates late in the quarter. Moreover, Philippine market P/Es, although based on strong 1995 earnings, were climbing to high levels. The slowdown in the flow of funds to emerging markets by international fund managers, due to higher returns in U.S. markets and concerns about the U.S. dollar, also contributed to the market's decline.

     While The First Philippine Fund was not spared this retreat, it continued to outperform the market. The Fund's net asset value (NAV) declined by only 4.40% at the end of September to $19.75, the stock price dipped 4.44% to $16.13, and the discount of stock price to NAV stood at 18.35%. Taking a longer term perspective, the Fund's cumulative increase in NAV (adjusted for all dividends and dilution from the recent rights offering) was 142% since the Fund's inception compared to only 64.7% for the PSE composite index -- a substantial 77.3% difference in performance.

THE PHILIPPINE GROWTH TRAJECTORY IS ON TRACK

     Despite this third quarter malaise in the PSE, the Philippine macroeconomy has picked up a brisker pace. GNP grew over five percent in the first half of the year -- a performance that is finally comparable with the record of other countries in the region. While the agriculture sector faltered due to bad weather, the industrial sector has strongly rebounded and benefitted from robust investments. The service sector followed the lead of industry with surges in tourism and the deregulation and liberalization of the banking sector.

     Investments, exports and consumer expenditures are all fuelling the current economic expansion. Investments in fixed capital, construction, and durable equipment are all expanding at double digit rates. Exports have increased over 15% in the first seven months of 1995. Consumer confidence and rising incomes have boosted private expenditures to their highest level in three years. The expansion of remittances by overseas Filipino workers has continued to raise the net factor income from abroad and has acted as an effective counterbalance to rising imports. All these, plus continuing economic reforms to improve competitiveness and lower costs, a supportive monetary policy, robust corporate earnings, and political stability point toward a sustainable growth rate above 6% in the year ahead.

     The economy, however, is not without concerns. Shortages in basic commodities such as rice and sugar fanned inflation. Inflation soared to 11.8% in September, due primarily to the increase in the price of rice, a major component of the consumer price index. Price speculation arising from the impending oil price hike also contributed to this upswing. However, this trend seems temporary and should be reversed with the recent importation of rice and the expected increase in harvests in the fourth quarter. Meanwhile, government has opted to defer the oil price hike until the first quarter of 1996 to enable the public to recover from the rice crisis. Nationwide inflation averaged 7.2% for the first nine months of 1995, still a good 2.4% lower than the average posted in the same period in 1994 and is expected to average 7.5% for the year.

     Infrastructure bottlenecks, current account deficits, poor income distribution and the low savings rate must also be addressed in order for the country to sustain growth. Government has in fact begun to institute programs and reforms to attack these issues. Larger private sector involvement in Build-

Operate-Transfer (BOT) projects is being encouraged. A major tax reform package is being developed. The oil industry is expected to be deregulated next year. Government is also strengthening regional growth centers and stepping up public investment in rural infrastructure to ensure that the benefits of growth are felt nationwide. Capital market reforms are on-going, and mutual funds are being encouraged to harness savings and allow for wider domestic participation in the PSE.

A PERIOD OF CONSOLIDATION FOR THE REST OF THE YEAR

     Very early in the third quarter, the PSE was buoyed by external factors. Cuts in two key interest rates by the US Federal Reserve and the Bank of Japan sparked a major rally. However, this would be the final rally for the quarter with no other major positive developments following to sustain the upward movement. Sectorally, the oil sector yielded the best quarterly return of 18.64% due to optimism over the gas drilling in Manila Bay. Property likewise gained on the strength of robust corporate earnings. However, the mining index dropped 7.5% due in part to the drop in gold prices during the quarter. Similarly, the consumer-industrial index fell 7% due mainly to the collapse of the price of Petron as a result of the delay in the oil price hike and the looming deregulation of the industry. High P/Es also contributed to sell-offs of companies in this sector. The fourth quarter is expected to be a period of further market consolidation.

     With sound fundamentals in place, we expect the Philippine GNP to sustain a growth rate of 6.5% in 1996. We also expect that the current P/Es relative to the region will be sustained by the momentum in corporate earnings. However, an economy with sustainable growth will benefit sectors across the board. Hence, we will continue to stick with companies with strong market influence, sound financial prospects and innovative management. Our portfolio is currently overweighted in the banking, property, construction and mining sectors. The outlook in earnings growth and P/Es have caused us to underweight the oil exploration and shipping/transportation sectors.

     Euromoney magazine this quarter named the Philippine Secretary of Finance as the Finance Minister of the Year. This prestigious award is an outstanding personal achievement, but more than that, it serves as recognition of the present administration's on-going economic and financial reform program and its palpable positive results. The global community has begun to take notice of the Philippines as an emerging market with great promise. We have known this to be a fact for quite some time. We look forward to even greater achievements in the coming year for the Philippines and The First Philippine Fund.

     Thank you for your continued support.

                                             Sincerely yours,

                                             /s/ LILIA C. CLEMENTE

                                             Lilia C. Clemente
                                             President

THE FIRST PHILIPPINE FUND INC.

SCHEDULE OF NET ASSETS

September 30, 1995
(unaudited)

                                                                 Number of
                                                                   Shares             Value
-----------------------------------------------------------------------------------------------
PHILIPPINE SECURITIES (100.2%)
-----------------------------------------------------------------------------------------------
COMMON STOCK (96.9%)
Banking (16.2%)
  Bankard Inc. (b)                                                  6,470,000      $  2,382,966
  Citytrust Banking Corp.                                              30,000           961,059
  Far East Bank and Trust Company                                     388,400        10,356,340
  Metro Bank & Trust Company                                          517,770         9,634,316
  Philippine Commercial International Bank                            728,118         6,564,655
  Philippine Savings Bank                                           2,526,341         5,960,866
-----------------------------------------------------------------------------------------------
                                                                                     35,860,202
-----------------------------------------------------------------------------------------------
Conglomerates (10.5%)
  Aboitiz Equity Ventures, Inc. (b)                                18,318,400         3,443,705
  Ayala Corp. -- A                                                 11,711,769         9,435,916
  Benpres Holdings GDR (b)(e)(g)                                      387,492         2,375,323
  First Philippine Holdings -- A                                    4,067,499         6,320,112
  Metro Pacific Corporation                                        10,374,333         1,691,575
-----------------------------------------------------------------------------------------------
                                                                                     23,266,631
-----------------------------------------------------------------------------------------------
Construction (3.6%)
  Bacnotan Consolidated Industries                                    594,359         4,058,926
  Davao Union Cement -- A                                           4,000,000           859,390
  Seacem Holdings (b)                                              24,000,000         3,038,557
-----------------------------------------------------------------------------------------------
                                                                                      7,956,873
-----------------------------------------------------------------------------------------------
Electronics (1.0%)
  Ionics Circuits Inc. (b)                                             60,000            81,719
  Matsushita Electric Philippines (a)                               4,855,395         2,142,223
-----------------------------------------------------------------------------------------------
                                                                                      2,223,942
-----------------------------------------------------------------------------------------------
Engineering (0.5%)
  Engineering Equipment, Inc.                                      14,964,000         1,090,796
-----------------------------------------------------------------------------------------------
Food and Beverage (19.8%)
  Alaska Milk Corp. (b)                                            13,372,000         2,719,033
  La Tondena Distillers, Inc. (e)                                   2,487,800         2,863,380
  RFM Corp.                                                        12,037,375         3,186,568
  San Miguel Corp. -- A                                            12,211,409        29,515,395
  Selecta Dairy Products, Inc. (b)                                 10,000,000         1,055,055
  Universal Robina                                                  9,298,800         4,459,428
-----------------------------------------------------------------------------------------------
                                                                                     43,798,859
-----------------------------------------------------------------------------------------------

                                                                 Number of
COMMON STOCK (CONTINUED)                                           Shares             Value
-----------------------------------------------------------------------------------------------
Mining (1.9%)
  Manila Mining Corp. -- A (a)                                    714,500,000      $  2,192,979
  Manila Mining Corp. -- B                                         57,750,000           188,327
  United Paragon Mining Corp. (a)(b)                            6,960,000,000         1,869,173
-----------------------------------------------------------------------------------------------
                                                                                      4,250,479
-----------------------------------------------------------------------------------------------
Oil (0.1%)
  Basic Petroleum and Mining -- A (b)                             361,849,988           166,591
  Basic Petroleum and Mining -- B (b)                             194,166,659            96,841
  Philodrill Corp. -- A (b)                                        44,334,545            15,308
  Philodrill Corp. -- B (b)                                        39,436,363            15,130
-----------------------------------------------------------------------------------------------
                                                                                        293,870
-----------------------------------------------------------------------------------------------
Packaging (0.6%)
  Steniel Manufacturing Corp.                                       7,259,999         1,420,525
-----------------------------------------------------------------------------------------------
Real Estate Development (17.3%)
  Ayala Land, Inc. -- B                                            10,622,811        11,818,973
  Belle Corporation (b)                                            27,600,008         4,712,067
  Cebu Holding Inc. (b)                                             6,960,000           707,616
  C & P Homes Inc. (b)                                              5,464,500         3,406,796
  Filinvest Land, Inc. (b)                                         22,125,000         7,130,251
  Grand Plaza Hotel Corp. (a)(b)(c)                                 5,681,500         2,997,147
  Pryce Properties Corp.                                           25,000,000         1,784,002
  Robinson's Land -- B (b)                                         15,300,000         2,171,878
  SM Prime Holdings, Inc. (b)                                      12,000,000         3,591,022
-----------------------------------------------------------------------------------------------
                                                                                     38,319,752
-----------------------------------------------------------------------------------------------
Shipping/Ship Repair (2.2%)
  ATI Holdings, Inc. (a)(b)                                        52,500,000         2,014,195
  Cebu Shipyard & Engineering Works -- A (a)(b)                        33,386             4,867
  Keppel Philippines Holdings -- A (b)                              5,325,860         2,002,434
  Kepphil Shipyard, Inc. -- A (b)                                     858,648            64,567
  William Lines, Inc. (b)(e)                                        2,694,300           857,959
-----------------------------------------------------------------------------------------------
                                                                                      4,944,022
-----------------------------------------------------------------------------------------------
Telecommunications (12.8%)
  Digital Telecommunications (a)(b)                                 1,125,000           539,517
  Globe Telecom (b)                                                 2,340,398         1,144,833
  Philippine Long Distance Telephone ADR (f)                          391,510        25,986,476
  Pilipino Telephone Corp. (b)(e)                                     650,700           617,872
-----------------------------------------------------------------------------------------------
                                                                                     28,288,698
-----------------------------------------------------------------------------------------------
Tires and Auto (0.3%)
  Sime Darby Pilipinas, Inc. (a)                                      879,327           742,190
-----------------------------------------------------------------------------------------------
Utilities (10.1%)
  Manila Electric Co. -- A                                          3,147,462        19,079,186
  Petron Corp.                                                      7,100,000         3,336,850
-----------------------------------------------------------------------------------------------
                                                                                     22,416,036
-----------------------------------------------------------------------------------------------
TOTAL COMMON STOCK
     (Cost $128,986,502)                                                            214,872,875
-----------------------------------------------------------------------------------------------

                                                                         Par
SCHEDULE OF NET ASSETS (CONTINUED)                       Maturity       (000)           Value
-------------------------------------------------------------------------------------------------
BONDS (3.0%)
  Bacnotan Consolidated Ind.
  Convertible Bond 5.5% (e)                              06/21/04       $ 1,750      $  1,776,250
  International Container Terminal Services Inc. 6.0%    02/19/00         2,500         2,625,000
  JG Summit Convertible Bond 3.5% (e)                    12/23/03         3,000         2,212,500
-------------------------------------------------------------------------------------------------
TOTAL BONDS
     (Cost $7,434,623)                                                                  6,613,750
-------------------------------------------------------------------------------------------------
CALL ACCOUNTS (0.3%)
  Philippine Peso (d)
  (Cost $606,286)                                                                         606,286
-------------------------------------------------------------------------------------------------
TOTAL PHILIPPINE SECURITIES                                                           222,092,911
-------------------------------------------------------------------------------------------------
UNITED STATES SECURITIES (0.4%)
-------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (0.4%)
  Prudential Funding Co.
     6.25325%
     (Cost $904,000)                                     10/02/95           904           904,000
-------------------------------------------------------------------------------------------------
TOTAL UNITED STATES SECURITIES                                                            904,000
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS **
     (Cost $137,931,411)                       100.6 %                                222,996,911
     Liabilities in excess of other assets      (0.6)%                                 (1,305,707)
-------------------------------------------------------------------------------------------------
TOTAL NET ASSETS
     (applicable to 11,225,000
     common shares outstanding)                 100.0%                               $221,691,204
-------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
     ($221,691,204 / 11,225,000)                                                     $      19.75
-------------------------------------------------------------------------------------------------
** Cost of Total Investments:
     Common Stock                                                                    $128,986,502
     Bonds                                                                              7,434,623
     Call Accounts                                                                        606,286
     Commercial Paper                                                                     904,000
                                                                                     ------------
                                                                                     $137,931,411
                                                                                     ------------
                                                                                     ------------
(a)  At fair value as determined by the Board of Directors.
(b)  Non-income producing security.
(c)  Common stock has a warrant offering of 1 warrant for every 5 Common Shares owned, expiring on 12/9/97. The warrants are valued at zero as determined by the Board of
     Directors.
(d)  Daily interest is being accrued at a rate of 4% of the outstanding balance.
(e)  Pursuant to Rule 144A under the Securities Act of 1933, all or a portion of these securities can only be sold to qualified institutional investors.
(f)  ADR -- American Depository Receipt.
(g)  GDR -- Global Depository Receipt.

DIRECTORS AND OFFICERS
------------

Peter Favila
Director and Chairman
Lilia C. Clemente
Director and President
Leopoldo M. Clemente, Jr.
Director, Executive Vice President and Managing Director
Stephen Bosworth
Director
M.A.T. Caparas
Director
Adrian C. Cassidy
Director
Edgardo B. Espiritu
Director
Joseph A. O'Hare, S.J.
Director
Robert B. Oxnam
Director
Stephen J. Solarz
Director
Valentin A. Araneta
Executive Vice President and Managing Director
Efren Cruz
Vice President
Roberto U. Ticzon
Vice President
Thomas J. Prapas
Treasurer
William H. Bohnett
Secretary
Angelito C. Imperio
Assistant Secretary
Maria Distefano
Assistant Secretary

EXECUTIVE OFFICES
------------
152 West 57th Street, New York, NY 10019
(For latest net asset value and market
data, please call 212-765-0700; regarding shareholder account inquiries, please call
1-800-432-8224)

------------
INVESTMENT ADVISER
Clemente Capital, Inc.

------------
ADMINISTRATOR
PFPC Inc.

------------
TRANSFER AGENT AND REGISTRAR
The Bank of New York

------------
CUSTODIAN
Brown Brothers Harriman & Co.

------------
LEGAL COUNSEL
Fulbright & Jaworski L.L.P.

------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP

                               SUMMARY OF GENERAL
                                  INFORMATION
------------
THE FUND

     The First Philippine Fund Inc. is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation primarily through investment in equity securities of Philippine companies. The Fund is managed by Clemente Capital, Inc.

------------
SHAREHOLDER INFORMATION

     Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of most newspapers under the designation "FtPhil". The Fund's New York Stock Exchange trading symbol is FPF. Net asset value (NAV) and market price information about The First Philippine Fund Inc. shares are published each Monday in The Wall Street Journal, The New York Times and in other newspapers. For shareholders account inquires call 1-800-432-8224

------------
DIVIDEND REINVESTMENT PLAN

     Through its voluntary Dividend Reinvestment Plan, shareholders of The First Philippine Fund Inc. may elect to receive dividends and capital gains distributions in the form of additional shares of the Fund.

This report, including the financial information herein, is transmitted to the shareholders of The First Philippine Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

                                    [LOGO]

                         The First Philippine Fund Inc.
                                QUARTERLY REPORT

                               SEPTEMBER 30, 1995